UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2011
Date of Report (Date of earliest event reported)

MICRO IMAGING TECHNOLOGY,  INC.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction)

0-16416
(Commission File Number)

33-0056212
(I.R.S. Employee Identification No.)

970 Calle Amanacer, Suite F, San Clemente, California 92673
(Address of principal executive offices)

(949) 388-4546
(Registrant's telephone number, including area code)

Micro Imaging Technology, Inc.
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 3.03  Material Modification to Rights of Security Holders

On November 30, 2011, at the annual meeting of shareholders, the shareholders of Micro Imaging Technology, Inc.. (the "Company") approved a proposal to amend the Company’s Articles of Incorporation to increase the total number of authorized shares from 500,000,000 to 2,500,000,000.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting, the Company’s shareholders voted to re-elect Michael W. Brennan and Victor A. Hollander as Directors to hold office until the 2012 Annual Meeting of Shareholders of the Company and until their respective successors have been elected and qualified

Item 7.01. Regulation FD

A press release, announcing the results of the Company’s November 30, 2011 Annual Meeting of Shareholders, was issued on December 2, 2011.  The text of that release is included in Exhibit 99 attached to this report.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1   Press Release dated December 2, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO IMAGING TECHNOLOGY, INC.

/s/ Michael W. Brennan
Michael Brennan,
President

Dated: December 2, 2011